NOTICE OF ANNUAL MEETING
                          TO BE HELD AUGUST 15, 2000



               To the shareholders of the Valley Forge Fund, Inc.



NOTICE IS HEREBY GIVEN that the Annual Meeting of the Valley Forge Fund, Inc. will be held at 1375 Anthony Wayne Drive, Wayne, PA. 19087 on August 15, 2000 at 7:30 PM for the following purposes.


   1) To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

   2) To ratify or reject the selection of Mathieson Aitken Jemison, LLP as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2000.

   3) To transact such other business as may properly come before the meeting or any general adjournments thereof.



The Board of Directors has fixed the close of business on June 23, 2000 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



             IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
             PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.


















                                PROXY STATEMENT
                            VALLEY FORGE FUND, INC.
                            1375 Anthony Wayne Dr.
                   Wayne, PA. 19087   Tel. 1-800-548-1942

Enclosed herewith is notice of an Annual Meeting of Shareholders of the Valley Forge Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on July 1, 2000.

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies.

You are requested to place your instructions on the enclosed proxy and then sign, date and return it. The cost of soliciting proxies will be borne by your Fund.

The Fund has one class of capital stock all having equal voting rights. On June 23, 2000, the date of record, there were 867,037 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote.


                             ELECTION OF DIRECTORS

Six (6) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

          Nominees for Election of Directors of the Valley Forge Fund

   Name, Age  &       Directors   Principal  Occupation     #  Share       %  of
   Fund  Office        Since         Past Five Years        06/23/00       Class

Bernard B. Klawans      1971            President             72,964         8.4
          79                      Valley Forge Fund, Inc.
* President                       Valley Forge, PA.
                                                                   (1)
Dr. Gerd H. Dahl        1976      Dir. Agr Chem Res            3,709         0.4
          69                      Elf Atochen North American
* Secretary                       Philadelphia, PA.

* Directors of the Fund who are "interested persons" as defined in the Invest-ment Company Act of 1940. Mr. Klawans is an "interested person" by virtue of his position in the Fund's Investment Adviser. All Fund officers are also considered "interested persons".


1) Includes 192 shares held in custodianship for daughter Karen, 192 shares for daughter Laura and 1,663 shares in his IRA.

   Name, Age &        Directors   Principal  Occupation     #  Share       %  of
   Fund   Office        Since        Past Five Years        06/23/00       Class
                                                                   (1)
Victor J. Belanger       1978     VP & Chief Oper Officer     15,319         1.8
          58                      Linearizer Tech, Inc.
                                  Robbinsville, NJ.
                                                                   (2)
Dr. James P. King        1971     President                    2,115         0.2
          68                      Desilube Technology Inc .
                                  Lansdale, PA.
                                                                   (3)
Donald A. Peterson       1998     Project Manager             18,961         2.2
          59                      Lockeed Martin
                                  King of Prussia, PA.
                                                                   (4)
William A. Texter        1992     Mgr Corp Nuclear Quality     3,183         0.4
          53                      Peco Energy Co.
                                  Philadelphia, PA.

1) Includes 309 shares held in custodianship for father, Francis V. Belanger,583 shares for Daughter,Suzanne Belanger and 14,203 shares in IRAs.
2) These shares are held in a Trust Fund.
3) Includes 14,645 shares in a joint account with his wife Donna and 4,315 shares in an IRA.
4) These shares are held in a joint account with his wife, Sandra K. Texter.

Shareholders have one vote for each share they own for each of six directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will elect each director. All nominees stood for election last year and were overwhelmingly reelected.


                          Board Meetings & Committees

There were six Board of Directors meetings in 1999. Mr. Peterson and Mr. Texter attended 4. Dr. King attended 5. Mr. Klawans, Mr. Belanger and Dr. Dahl attended all 6.


                          Principal Executive Officers

                  Name                 Age           Executive Office & Tenure

          Bernard B. Klawans            79      President since 1971 (inception)
          Dr. Gerd H. Dahl              69      Secretary since 1985
          Sandra K. Texter              49      Treasurer

The Board of Directors elects officers for a term of one year.

                    Remuneration of Directors and Officers

The Fund pays $49.50 a month to Dr. Dahl to cover his miscellaneous expenses associated with services rendered as officer of the Fund. In addition, all directors except Dr. Dahl and Mr. Klawans are paid $99 for expenses associated with each Directors' meeting they attend. The officers and directors of the Fund , as a group, own 168,334 shares beneficially, directly and indirectly or 19.4% of the shares outstanding. There is no other class of shares issued.



                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over the counter portfolio orders. The Fund places all orders for purchase and sale of its portfolio securities through its President who is answerable to the Board of Directors. The President may selct brokers who, in addition to meeting the primary requirements of execution & price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may inclu-de economic or industry studies, security analysis & reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser. No effort is made in any given circutance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. In it's most recently completed year, 1999, the Fund paid $26,726 in brokerage commissions. Brokerage commissions were $38,375 in 1998 and $29,719 in 1997. The Board of Directors evaluates and reviews semi-annually the reasonableness of brokerage commissions paid.



              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Mathieson Aitken Jemison, LLP("MAJ") to audit and certify financial statements of the Fund for the year 2000. In connection with the audit function, MAJ will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of MAJ. Nei-ther MAJ nor any of its partners have any direct or material indirect financial interest in the Fund. During the fiscal year ended December 31, 1999, MAJ pro-vided no non-auditing services to the A representative of MAJ will not be pre-sent at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.



                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in August 2001. Shareholder proposals may be presented at that meeting provided they are recei-ved by the Fund not later then January 4, 2001 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain require-ments.



                                OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                 PROXY - SOLICITED BY THE BOARD OF DIRECTORS
	VALLEY FORGE FUND ANNUAL MEETING OF SHAREHOLDERS AUG. 15, 2000

The annual meeting of the VALLEY FORGE FUND will be held August 15, 2000 at 1375 Anthony Wayne Dr., Wayne, Pa. at 7:30 P.M. The under-signed hereby appoints Bernard B. Klawans and/or Dr Gerd H. Dahl as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personal-ly present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXI-ES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors
            ___
           l___l  FOR all nominees except as marked to the contrary below.
            ___
           l___l  WITHHOLD AUTHORITY to vote for all nominees.

 Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

            Bernard B.  Klawans        Dr. Gerd H. Dahl       Victor J. Belanger
            Dr James P. King           Donald A. Peterson      William A. Texter

2. Proposal to ratify the selection of Mathieson Aithen Jemison, LLP by the Board of Directors as independent public accountants to audit and certify finan-cial statements of the Fund for the fiscal year ending December 31, 2000.
                 ___                ___                     ___
                l___l   FOR        l___l   AGAINS          l___l   ABSTAIN

Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 2000                        _______________________
                                                       Shareholder's Signature
                                                       _______________________
                                                       Shareholder's Signature


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